SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       FARMSTEAD TELEPHONE GROUP, INC.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

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         (3)   Filing party:

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         (4)   Date Filed:

               ---------------------------------------------------------------


                              [FARMSTEAD LOGO]


                        Notice of 2000 Annual Meeting
                                     and
                               Proxy Statement

                                                              April 28, 2000

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Farmstead Telephone Group, Inc. (the "Company") to be held on Thursday, June 15, 2000, at 10:00 a.m. local time, at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

      The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appear on the following pages.

      Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. Please complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

      On behalf of the Board of Directors and management, I would like to thank you for your interest and participation in the affairs of the Company.

                                       Sincerely,



                                       George J. Taylor, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

                       FARMSTEAD TELEPHONE GROUP, INC.
                           22 Prestige Park Circle
                      East Hartford, Connecticut 06108

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, JUNE 15, 2000

To the Stockholders:

      NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Farmstead Telephone Group, Inc. (the "Company") will be held at 10:00 a.m. local time on Thursday, June 15, 2000 at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut 06108 for the following purposes:

      * To elect a board of five directors to serve until the next annual meeting or until their successors are duly elected and qualified;

      * To ratify the appointment, by the Board of Directors, of independent auditors to audit the Company's books and records for the year ending December 31, 2000;

      * To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      Only holders of common shares of record as of the close of business on April 24, 2000 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

      Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, please complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

                                       By Order of the Board of Directors,

                                       Robert G. LaVigne
                                       Executive Vice President,
                                       Chief Financial Officer and
                                       Corporate Secretary


April 28, 2000

IF YOU CANNOT BE PRESENT, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                            [FARMSTEAD LOGO]


Farmstead Telephone Group, Inc.
22 Prestige Park Circle
East Hartford, CT 06108

                               PROXY STATEMENT

      This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Farmstead Telephone Group, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, June 15, 2000 at 10:00 a.m. local time at the Company's offices located at 22 Prestige Park Circle, East Hartford, Connecticut 06108, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

      Only the holders of record of the Company's Common Stock, par value $.001 per share, as of the close of business on April 24, 2000 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of March 3, 2000, there were 3,272,579 common shares outstanding.

      Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. The election of directors, the appointment of auditors and the approval of such other business as may properly come before the Meeting or any adjournments or postponements thereof, requires the affirmative vote of at least the majority of shares of common stock present in person or represented by proxy at a meeting at which a quorum (one-third of the outstanding shares of common stock) is present or represented. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder's shares will be voted FOR each of the nominees for director and FOR the proposal to ratify the appointment of the independent auditors, all as set forth in this Proxy Statement. As to any other business, which may come before the Meeting, the proxy holders will vote in accordance with their best judgment. Votes will be counted manually. Abstentions will be considered "no votes" (other than the election of directors), and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a duly executed proxy bearing a later date, or (ii) a written instrument revoking the proxy.

      This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about April 28, 2000. A copy of the Company's Annual Report for the year ended December 31, 1999, is included with this Proxy Statement.

      The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefore. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 1 - ELECTION OF DIRECTORS

      Five directors are to be elected at the Meeting to hold office until the next Meeting or until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying
Proxy Card to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld.
All of the nominees are currently Directors of the Company and were elected to their present term of office at the June 17, 1999 Meeting. All of the nominees have consented to being nominated and named herein, and to serve as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

      The Board of Directors recommends a vote "FOR" the election of each of the Nominees as Director.

      For each nominee, and for each executive officer of the Company other than such nominees, there follows a brief listing of their principal occupation for at least the past five years, other major affiliations, and age as of January 1, 2000.

Nominees:

      George J. Taylor, Jr., Chairman of the Board and Chief Executive Officer of the Company (including its predecessors) since 1984, and President since 1989. Member of the Compensation Committee of the Board of Directors until February 24, 1998. Director of the Company's affiliate, Beijing Antai Communication Equipment Company, Ltd. ("ATC"). President of Lease Solutions, Inc. (formerly Farmstead Leasing, Inc.) from 1981 to 1993. Vice President - Marketing and Sales for National Telephone Company from 1977 to 1981. Mr. Taylor, Jr. was one of the founders of the National Association of Telecommunication Dealers, has been a member of, or advisor to, its Board of Directors since its inception in 1986, and for two years served as its President and Chairman. Brother of Mr. Hugh M. Taylor. Age:
57.

      Robert G. LaVigne, Director of the Company since 1988. Executive Vice President since July 1997. Chief Financial Officer, Corporate Secretary and Treasurer since 1988. Vice President-Finance & Administration from 1988 until July 1997. General Manager of the domestic telephone equipment division from January 1994 until October 1994. Controller of Economy Electric Supply, Inc., a distributor of electrical supplies and fixtures, from 1985 to 1988. Corporate Controller of Hi-G, Inc., a manufacturer of electronic and electromechanical components, from 1982 to 1985. Certified Public Accountant. Director of ATC. Age: 48.

      Harold L. Hansen, Director of the Company since 1992. An independent management consultant since January 1997. Chairman of the Audit Committee, member of the Compensation Committee. President of Hansen Associates, a management and financial consulting firm from 1995 to 1997. President of H2O Environmental, Inc., an environmental and geotechnical services company, from 1994 to 1995. President of Hansen Associates from 1993 to 1994. Prior to 1983, Mr. Hansen served in various corporate executive capacities including Executive Vice President and Chief Operating Officer of Gestetner Corporation, Vice President and General Manager of the Office Products Division of Royal Business Machines and Vice President and General Manager of the Business Products Group of Saxon Industries. Age: 69.

      Hugh M. Taylor, Director of the Company since 1993. A member of the Audit and Compensation Committees. Managing Director of Newbury, Piret & Co., an investment banking firm located in Boston, MA since 1994. CEO, President and a director of the Berlin City Bank, Berlin, New Hampshire, from 1993 to1994. Executive Vice President of Fleet Bank of Massachusetts from 1992 to 1993. Executive Vice President and Chief Operating Officer of Fleet Bank of Boston from 1990 to 1992. From 1973 to 1990 he was employed by the New England Merchants Bank, later the Bank of New England, where he held various executive management positions within the Commercial Banking Division, and the bank's venture capital subsidiary. Brother of Mr. George
J. Taylor, Jr. Age: 55.

      Joseph J. Kelley, Director of the Company since April 1995. Chairman of the Compensation Committee and a member of the Audit Committee. President of East Haven Associates of Wellesley, in Wellesley, Massachusetts, from 1995 to the present. This company provides executive and technical support for European and Asian based communication companies seeking to expand market share in the US, as well as for US companies seeking to expand internationally. Group Vice President of NYNEX, in 1994, responsible for the State of Massachusetts operations. From 1985 to 1994 he served in various executive level positions with NYNEX , or associated companies including Vice President - Operations of New England Telephone (1991 - 1993), Vice President - New England Telephone, Network Department (1990 - 1991), Corporate Director of Business Development, NYNEX Marketing (1988 - 1990) and Vice President of New England Telephone - Maine (1985 - 1988). Mr. Kelley has been involved in the telecommunications industry since 1963. Age:
60.

Other Executive Officers:

      Alexander E. Capo, Vice President - Sales since July 1997. Vice President - Sales & Marketing from 1987 until July 1997. Director of Sales for The Farmstead Group, Inc. from 1985 to 1987. Sales Manager for the National Telephone Company from 1972 to 1983. Age: 49.

      Joseph A. Novak, Jr., Vice President - Operations since 1993, and until February 29, 2000. General Manager of Farmstead Asset Management Services, LLC from 1996 to 1997. Prior to 1990, he was employed by AT&T for 28 years, serving in various operational and sales management capacities. Vice General Manager and a Director of ATC. Age: 56. Mr. Novak retired from the Company on February 29, 2000, and is currently providing consulting services to the Company.

      Neil R. Sullivan, Vice President - Accounting & Administration since July 1997. Vice President and General Manager of the domestic telephone equipment division from August 1996 to July 1997. Corporate Controller from October 1994 to August 1996. Assistant Corporate Secretary since 1994. From 1981 to 1994 he was employed by Zero Corporation ("Zero"), a manufacturer of cabinets, cooling equipment and containers for the electronics industry. Mr. Sullivan was Controller of various divisions of Zero from 1981 to 1991, and was Vice President/General Manager of the Zero-East division from 1991 to 1994. Age: 48.

      Robert L. Saelens, Vice President - Marketing since June 1997. Director of Marketing from May 1996 through May 1997. President of Saelens & Associates, a marketing consulting firm, from 1989 to 1997. President of Baker, Bateson & Saelens, Inc., a marketing consulting firm, from 1982 to 1989. Prior thereto, Mr. Saelens served for ten years in the Creative and Strategic planning departments of the J. Walter Thompson Corporation. Age:
54.

Meetings and Committees of the Board of Directors

      During 1999, the Board held four meetings and all Directors attended all of the meetings held. In addition, certain actions were approved by unanimous written consent resolutions of the directors. During 1999, the Board had two ongoing committees: an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee.

      The Audit Committee, consisting of Directors Hansen, H. Taylor and Kelley, consults with the independent auditors and management with respect to the adequacy of internal controls, and to make a recommendation to the Board regarding the appointment of independent auditors for the following year. The Audit Committee held one meeting during 1999.

      The Compensation Committee, consisting of Directors Hansen, H. Taylor and Kelley, determines the compensation and benefits of the Chief Executive Officer and reviews and approves, or modifies if deemed appropriate, the recommendations of the Chief Executive Officer with respect to the compensation and benefits of the other executive officers. The Compensation Committee also approves the issuance of grants pursuant to the Company's stock option plans. The Compensation Committee held one meeting during 1999.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

      Stockholders will be asked at the Meeting to ratify the appointment of Deloitte & Touche LLP, who have been approved by the Board to be the independent auditors of the Company for the year ending December 31, 2000. Deloitte & Touche LLP has audited the books and financial records of the Company since 1993. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will be available to respond to appropriate questions, and will be afforded the opportunity to make a statement if he or she desires to do so.

      The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding the beneficial ownership of the Company's Common Stock, $.001 par value, as of March 3, 2000 by (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (ii) all directors of the Company, (iii) each Named Executive Officer (as defined below in "Compensation of Officers and Directors") and (iv) all directors, and executive officers of the Company as a group. In addition to being a beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, Mr. George J. Taylor, Jr. is a director of the Company.


                                                                      Percentage of
                                               Number of Shares        Outstanding
Name and Address of Beneficial Owner (1)    Beneficially Owned (2)    Common Stock
----------------------------------------    ----------------------    -------------

Five Percent Stockholders:
  George J. Taylor, Jr.                            870,391(3)             22.3%

Other Directors:
  Robert G. LaVigne                                195,500(4)              5.6%
  Harold L. Hansen                                  24,329(5)               *
  Hugh M. Taylor                                    30,803(6)               *
  Joseph J. Kelley                                  13,329(5)               *

Other Named Executive Officers:
  Alexander E. Capo                                104,080(7)              3.1%
  Robert L. Saelens                                 68,000(5)              2.0%

Directors and Executive Officers
 as a Group (9 persons)                          1,541,097(8)             33.9%

<F*>  Less than 1%.

<F1>  Unless otherwise indicated, the address of each named beneficial owner is c/o the Company, 22 Prestige Park Circle, East Hartford, CT 06108.

<F2>  Except as otherwise indicated, the Company believes each person named in the table has sole voting and investment power with respect to all shares beneficially owned by him. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

<F3>  Includes 635,782 shares issuable upon exercise of currently exercisable stock options and 307 shares issuable upon exercise of currently exercisable warrants. Also includes 27,020 shares held by his children.

<F4>  Includes 185,500 shares issuable upon exercise of currently exercisable stock options and 3,000 shares issuable upon exercise of currently exercisable warrants.

<F5>  Consists of shares issuable upon exercise of currently exercisable stock options.

<F6>  Includes 27,416 shares issuable upon exercise of currently exercisable stock options and 2,000 shares held by his children.

<F7>  Includes 101,280 shares issuable upon exercise of currently exercisable stock options, 700 shares held by his spouse and 310 shares issuable upon exercise of currently exercisable warrants.

<F8>  Includes 1,253,936 shares issuable upon exercise of currently exercisable stock options and 15,727 shares issuable upon exercise of currently exercisable warrants.

COMPENSATION OF OFFICERS AND DIRECTORS

      The following table sets forth all compensation paid or accrued by the Company for services rendered during the three years ended December 31, 1999 to the Chief Executive Officer ("CEO") and to each executive officer whose total annual compensation exceeded $100,000 in 1999 (the "Named Executive Officers"):

Summary Compensation Table


                                                                              Long-term
                                                  Annual Compensation        Compensation    All Other
                                              ---------------------------     Awards (2)      Compen-
Name and Principal Position           Year    Salary ($) (1)    Bonus ($)     Options (#)    sation ($)
---------------------------           ----    --------------    ---------    ------------    ----------

George J. Taylor, Jr.                 1999       250,000         31,250              -        1,917(3)
  Chairman of the Board, President    1998       200,000         75,000        500,000        4,207(3)
  and Chief Executive Officer         1997       150,000         30,000        385,782            -

Named Executive Officers:
Alexander E. Capo                     1999       200,000         50,000              -       21,447(3)
  Vice President - Sales              1998       228,345         23,846         90,000       15,396(3)
                                      1997       256,528              -         11,280            -

Robert G. LaVigne                     1999       110,000         27,500          7,500       11,846(3)
  Executive Vice President, Chief     1998       100,000         25,000         90,000        8,154(3)
  Financial Officer, Secretary and    1997        94,924         20,000         78,000            -
  Treasurer

Robert L. Saelens                     1999        75,000         45,000              -       10,242(3)
  Vice President - Marketing          1998        75,000         36,000         60,000        6,831(3)
                                      1997        73,750         21,000         10,000            -

<F1>  Includes base salary and, for Mr. Capo, also includes sales commissions in 1997 and 1998.

<F2>  The Company did not grant any restricted stock awards or stock appreciation rights ("SARS") or make any long-term incentive plan payments during the fiscal years presented. There was no other compensation earned by the above listed persons which aggregated the lesser of $50,000 or 10% of their total salary and bonus reported during each of the years presented.

<F3>  During 1998, the Company established split-dollar life insurance programs for the CEO and the Named Executive Officers. For Mr. Taylor, the amounts shown represents the dollar value of insurance premiums paid, and the program is designed for the Company to recover substantially all of its aggregate premium cost. For the Named Executive Officers, the amounts shown represent the total premiums paid. Under the insurance program for the Named Executive Officers, the Company may make discretionary contributions of up to 10% of each participant's annual compensation. The accumulated value of each participant's account vests with the participant over a ten year period, based on years of service, with each participant 100% vested upon the later of the attainment of age 65 or five years of service with the Company.

      Effective January 1, 1998, the Company adopted a Supplemental Executive Retirement Plan ("SERP") for the benefit of the CEO. The SERP is a "target" benefit plan, structured to provide the CEO with an annual retirement benefit, payable over 15 years beginning at age 65, in an amount equal to one-third of the CEO's average final three-year salary, however in no event less than $100,000 per year. The SERP is funded through a Company-owned life insurance plan to provide a source of cash for the SERP and recover all costs upon the death of the CEO.

Option/SAR Grants in Last Fiscal Year

The following table sets forth information concerning individual grants of options to purchase shares of the Company's Common Stock made to the CEO and each Named Executive Officer during the year ended December 31, 1999:


                          Number of      % of Total
                         Securities       Options
                         Underlying      Granted to     Exercise or
                           Options      Employees in     Base Price    Expiration
Name                     Granted (#)     Fiscal Year      ($/SH)          Date
----                     -----------    ------------    -----------    ----------

George J. Taylor, Jr.           -             -                -                -
Alexander E. Capo               -             -                -                -
Robert G. LaVigne           7,500           8.2%            2.25        1/13/2009
Robert L. Saelens               -             -                -                -


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table provides information on the number and value of unexercised options held at December 31, 1999, by the CEO and each Named Executive Officer.


                                                         No. of Securities Underlying        Value of Unexercised
                                                            Unexercised Options at         In-the-Market Options at
                            Shares                               12/31/99 (#)                    12/31/99 ($)
                         Acquired on       Value         ----------------------------    ----------------------------
Name                     Exercise (#)    Realized ($)    Exercisable    Unexercisable    Exercisable    Unexercisable
----                     ------------    ------------    -----------    -------------    -----------    -------------

George J. Taylor, Jr.        -               -             635,782         250,000           -               -
Alexander E. Capo            -               -              71,280          30,000           -               -
Robert G. LaVigne            -               -             155,500          30,000           -               -
Robert L. Saelens            -               -              48,000          22,000           -               -

Long-Term Incentive Plans - Awards in Last Fiscal Year:  None.

Compensation of Directors

      Non-employee directors currently receive a $5,000 annual retainer, $1,000 for each attended board meeting, $500 for each attended committee meeting, plus a non-qualified option to purchase an amount of Common Stock determined by dividing $6,000 by the closing market price of the Company's Common Stock on the date of election or reelection to the Board for each one year term. Directors are also reimbursed for their expenses in attending each meeting.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      Mr. George J. Taylor, Jr. entered into a ten-year employment agreement with the Company effective January 1, 1998. The agreement provides for five years of full-time employment (the "Active Period"), and five years of limited employment (the "Limited Period") commencing January 1, 2003. During the Active Period, Mr. Taylor, Jr.'s contractual minimum annual base salary is $200,000 for 1998, $250,000 for 1999, and $300,000 annually for years
2000 to 2002 (subject to increases in the Board's discretion). During the Limited Period, the agreement calls for an annual salary equal to one-third of the base salary rate in effect at the commencement of the Limited Period, as consideration for up to fifty days of active service per year. The agreement also provides for (i) an annual bonus of up to 50% of base salary during the term of the agreement, based upon the attainment of performance objectives set by the Board of Directors, (ii) an option to purchase up to 500,000 shares of Common Stock at fair market value on the date of grant, and (iii) $1,500,000 in life insurance for the benefit of Mr. Taylor, Jr.'s named designee. The agreement provides for severance pay during the term of the agreement should the Company terminate the agreement without cause, or in the event of a change in control of the Company, as defined, or in the event Mr. Taylor, Jr. terminates the agreement for good reason (as defined). During the Active Period, Mr. Taylor, Jr.'s severance pay will equal three times (i) the amount of his then-current base pay, plus (ii) the average bonus paid him during the three most recent years. In addition, if the event was a change in control (as defined), all unvested stock options vest immediately. During the Limited Period, severance pay will equal the total amount that would have been due for the time remaining in the Limited
Period. In addition, the Company is obligated to provide supplemental retirement benefits, payable at age 65 to 80, in an amount equal to one-third of Mr. Taylor, Jr.'s average final three year salary, currently estimated to be $100,000 per year. The agreement also contains provisions regarding confidentiality and a non-compete covenant which prohibits him from competing with the Company during his employment and for up to two years thereafter. Mr. Taylor, Jr.'s compensation agreements were established by the Compensation Committee and approved by the Board of Directors.

      Messrs. Capo, LaVigne and Saelens do not have formal employment agreements with the Company. At the discretion of the Compensation Committee, they are eligible to participate in a bonus pool up to a maximum of 50% of their salary.

Compliance with Section 16 (a) of the Exchange Act: The Company is not aware of any delinquent reports required by Section 16 (a) of the Securities Exchange Act of 1934, as amended, to be filed with the Securities and Exchange Commission ("SEC") during the fiscal year ended December 31, 1999.

Certain Business Relationships and Transactions with Management: None.

ANNUAL REPORT/FORM 10-KSB

      The Company's 1999 Annual Report to its stockholders is a reproduction of its Form 10-KSB filed with the SEC, excluding the Index to Exhibits and any filed exhibits, and is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-KSB (without exhibits) as filed with the SEC may be obtained at no cost by writing to the Corporate Secretary, Farmstead Telephone Group, Inc., 22 Prestige Park Circle, East Hartford, CT 06108. The Company's Form 10-KSB may also be accessed on the Internet at http://www.farmstead.com. Exhibits listed in the Company's Form 10-KSB are available upon request to the Corporate Secretary at a nominal charge for printing and mailing.

STOCKHOLDERS' PROPOSALS FOR YEAR 2001 ANNUAL MEETING OF STOCKHOLDERS

      Proposals intended for inclusion in next year's Proxy Statement in connection with the year 2001 Annual Meeting of Stockholders should be sent to: Corporate Secretary, Farmstead Telephone Group, Inc., 22 Prestige Park Circle, East Hartford, CT 06108, and must be received not later than January 4, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion. If notice of a matter intended to be presented at the 2001 Annual Meeting but not included in the Company's Proxy Statement and proxy is received by the Company after March 14, 2001, then management named in the Company's Proxy form for the 2001 Annual Meeting will have discretionary authority to vote shares represented by such proxies on such matters, if presented at the meeting, without including information about the matters in the Company's proxy materials.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.


                                       George J. Taylor, Jr.
                                       Chairman of the Board and
                                       Chief Executive Officer

April 28, 2000

                                                              Form of Proxy

                       FARMSTEAD TELEPHONE GROUP, INC.
       22 Prestige Park Circle, East Hartford, CT 06108 (860) 610-6000

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders - June 15, 2000

The undersigned, as a Stockholder of FARMSTEAD TELEPHONE GROUP, INC. (the "Company"), hereby appoints George J. Taylor, Jr. and Robert G. LaVigne or any one of them, the true and lawful proxies and attorneys-in-fact of the undersigned to attend the Annual Meeting (the "Meeting") of the Stockholders of the Company, to be held June 15, 2000, at 10:00 a.m. local time at the Company's offices located at 22 Prestige Park Circle, East Hartford, CT 06108 and any adjournments or postponements thereof, and any of them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, on the following matters as set forth in the Proxy Statement and Notice dated April 28, 2000.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS SET FORTH ON THE REVERSE SIDE.

[X]   Please mark votes as shown in this example.

The Board of Directors recommends a vote FOR proposals 1 and 2.

1.    Election of Directors

      Nominees: George J. Taylor, Jr., Robert G. LaVigne,
                Harold L. Hansen, Hugh M. Taylor, and Joseph J. Kelley
      [ ] FOR    [ ] WITHHELD     [ ] For all nominees except as noted
below:

___________________________________________________________________________
[CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE]

2.    Ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31,
      2000.
      [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This Proxy is revocable and the undersigned reserves the right to attend the Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company. Please sign exactly as the name(s) appear on your Stock Certificate. When attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party should sign.

THE BOARD OF DIRECTORS URGES THAT YOU COMPLETE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE.

Mark here if you plan to attend the Meeting  [ ]
Mark here for address change and note new address below  [ ]

Signature:________________ Date:______   Signature:________________ Date:______